INSTITUTIONAL CLASS SHARES

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Portfolio

SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 28, 2013

The purpose of this Supplement to the Prospectus is to reflect changes to the administrative fee and fee waiver expense limit of the U.S. Large Company Portfolio (the “Portfolio”), a series of Dimensional Investment Group Inc.

Effective August 1, 2013, the rate of the administrative fee to be paid to Dimensional Fund Advisors LP (the “Advisor”) by the Portfolio will be reduced from 0.05% to 0.035% of the Portfolio’s average daily net assets on an annualized basis. In addition, the Advisor has contractually agreed to reduce the fee waiver expense limit from 0.10% to 0.08% of the Portfolio’s average daily net assets on an annualized basis. The Prospectus is revised as follows:

1.
In the “U.S. Large Company Portfolio—FEES AND EXPENSES OF THE PORTFOLIO” section of the Prospectus, the Annual Fund Operating Expenses table and Example are deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

Management Fee	0.06%
Other Expenses	0.025%
Total Annual Fund Operating Expenses	0.085%
Fee Waiver and/or Expense Reimbursement or (Recovery)**	0.005%
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement or (Recovery)	0.08%

*
The “Management Fee” and “Total Annual Fund Operating Expenses” have been adjusted to reflect the estimated management fee to be paid by the Portfolio for the fiscal year ended October 31, 2013, as a result of a decrease in the administrative fee payable by the Portfolio from 0.05% to 0.035% effective August 1, 2013.

**
The Advisor has agreed to waive certain fees and in certain instances, assume certain expenses of the U.S. Large Company Portfolio. The Amended and Restated Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2015, and may not be terminated by the Advisor prior to that date. Under certain circumstances, the Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

Example

This Example is meant to help you compare the cost of investing in the U.S. Large Company Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

l Year	3 Years	5 Years	10 Years
$8	$27	$48	$109

2.	In the “MANAGEMENT OF THE FUNDS” section of the Prospectus, the first paragraph in the subsection entitled “Management Fees” is deleted in its entirety and replaced with the following:

The “Annual Fund Operating Expenses” table describes the fees incurred by a Portfolio (not including the U.S. Large Company Portfolio, DFA Real Estate Securities Portfolio and DFA Global Real Estate Securities Portfolio) for the services provided by the Advisor for the fiscal year ended October 31, 2012. The “Management Fee” listed in the table for each Feeder Portfolio includes the investment management fee that was payable by the Portfolio’s Master Fund to the Advisor and the administrative fee that was payable by the Portfolio to the Advisor. The “Management Fee” listed in the table for each of the Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio includes both an investment advisory fee and administrative fee that was payable by the Portfolio to the Advisor. The “Management Fee” listed in the table for the International Small Company Portfolio provides the administrative fee that was payable by the Portfolio to the Advisor. The “Management Fee” listed in the table for the remaining Non-Feeder Portfolios provides the investment advisory fee that was payable by the respective Portfolio to the Advisor.

3.	In the “MANAGEMENT OF THE FUNDS” section of the Prospectus, the following paragraph is added to the subsection entitled “Management Fees”:

The “Management Fee” listed in the “Annual Fund Operating Expenses” table for the U.S. Large Company Portfolio includes both an investment advisory fee and administrative fee that is payable by the Portfolio to the Advisor.  The table describes the estimated management fee to be paid by the Portfolio for the fiscal year ended October 31, 2013, as a result of a decrease in the administrative fee payable by the Portfolio. Effective August 1, 2013 the rate of the administrative fee paid to the Advisor by the Portfolio was reduced to 0.035% of the Portfolio’s average daily net assets on an annualized basis. For the fiscal year ended October 31, 2012, the actual administrative fee paid by the Portfolio to the Advisor was 0.05% of the Portfolio’s average daily net assets on an annualized basis and the actual advisory fee paid by the Portfolio to the Advisor was 0.025% of the Portfolio’s average daily net assets on an annualized basis for a total management fee of 0.075%.

4.
In the “MANAGEMENT OF THE FUNDS” section of the Prospectus, the first and second paragraphs and the second paragraph’s accompanying table in the subsection entitled “Fee Waiver and Expense Assumption Agreements” are deleted in their entirety and replaced with the following:

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Amended and Restated Fee Waiver and/or Expense Assumption Agreement for the Portfolios below, except the U.S. Large Company Portfolio, will remain in effect through February 28, 2014, and shall continue in effect from year to year thereafter unless terminated by a Fund or the Advisor.  The Amended and Restated Fee Waiver Agreement for the U.S. Large Company Portfolio will remain in effect through February 28, 2015, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Effective August 1, 2013, the Advisor has contractually agreed to waive all or a portion of its administration fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies and excluding any applicable 12b-1 fees) (“Portfolio Expenses”) of the Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed below as a percentage of the Portfolio’s average net assets (the “Annualized Expense Ratio”). At any time that the annualized Portfolio Expenses of the Portfolio are less than the Annualized Expense Ratio identified below, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that the amount of such recovery will not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Annualized Expense Ratio identified below. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

Portfolio	Annualized Expense Ratio
U.S. Large Company Portfolio	0.08%

Prior to August 1, 2013, the Annualized Expense Ratio in the Amended and Restated Fee Waiver Agreement for the U.S. Large Company Portfolio was 0.10% of the Portfolio’s average net assets on an annualized basis.

The date of this Supplement is July 26, 2013